    As filed with the Securities and Exchange Commission on January 30, 2002

                                                      REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                                   ----------



                         WEATHERFORD INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


                  DELAWARE                                       04-2515019
(State or other jurisdiction of incorporation or              (I.R.S. Employer
                organization)                               Identification No.)

          515 POST OAK BOULEVARD,
                 SUITE 600                                          77027
              HOUSTON, TEXAS
   (Address of Principal Executive Offices)                       (Zip Code)


   WEATHERFORD INTERNATIONAL, INC. 1998 EMPLOYEE STOCK OPTION PLAN, AS AMENDED

                            (Full title of the plan)


                                 BURT M. MARTIN
                         WEATHERFORD INTERNATIONAL, INC.
                        515 POST OAK BOULEVARD, SUITE 600
                              HOUSTON, TEXAS 77027
                     (Name and address of agent for service)

                                 (713) 693-4000
          (Telephone number, including area code, of agent for service)

                                   ----------



                         CALCULATION OF REGISTRATION FEE

===================================================================================================================================
                                                                 PROPOSED MAXIMUM           PROPOSED MAXIMUM          AMOUNT OF
      TITLE OF SECURITIES TO BE            AMOUNT TO BE         OFFERING PRICE PER         AGGREGATE OFFERING       REGISTRATION
              REGISTERED                    REGISTERED               SHARE(1)                   PRICE(1)                 FEE
-----------------------------------------------------------------------------------------------------------------------------------
Common Stock, $1.00 par value              7,000,000(2)              $ 36.92                 $ 258,440,000           $23,776.47
===================================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933 and based upon the average of the high and low sales prices of a share of Common Stock as reported by the New York Stock Exchange, Inc. on January 28, 2002.

(2) Includes (i) 7,000,000 shares of Common Stock for the Weatherford International, Inc. 1998 Employee Stock Option Plan and (ii) an indeterminable number of shares of Common Stock issuable as a result of the anti-dilution provisions in the foregoing plan.

================================================================================

EXPLANATORY NOTE: On May 9, 2000, Weatherford International, Inc., a Delaware corporation (the "Registrant"), filed a Registration Statement on Form S-8 (Reg. No. 333-36598) to register, among other things, 11,704,120 shares of the Registrant's common stock, $1.00 par value (the "Common Stock"), to be offered upon the terms and subject to the conditions of the Weatherford International, Inc. 1998 Employee Stock Option Plan, as amended (the "Plan"). On October 20, 2000, pursuant to General Instruction E of Form S-8, the Registrant filed a Registration Statement on Form S-8 (Reg. No. 333-48320) to register 3,295,880 additional shares of the Common Stock. Also pursuant to General Instruction E of Form S-8, the Registrant is filing this Registration Statement on Form S-8 to register additional shares of the Common Stock to be offered upon the terms and subject to the conditions of the Plan.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.      INCORPORATION OF DOCUMENTS BY REFERENCE.

             The Registrant incorporates by reference in this Registration Statement the following documents:

             1. The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as amended by Amendment Nos. 1 and 2 to Form 10-K on Forms 10 K/A;

             2. The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001;

             3. The Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001;

             4. The Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 2001;

             5. The Registrant's Current Report on Form 8-K dated January 30, 2001;

             6. The Registrant's Current Report on Form 8-K dated February 9, 2001, as amended by Amendment No. 1 to Form 8-K on Form 8-K/A;

             7.      The Registrant's Current Report on Form 8-K dated April 19,
                     2001;

             8.      The Registrant's Current Report on Form 8-K dated July 16,
                     2001;

             9.      The Registrant's Current Report on Form 8-K dated August
                     13, 2001;

             10. The Registrant's Current Report on Form 8-K dated October 24, 2001;

             11. The Registrant's Current Report on Form 8-K dated November 6, 2001;

             12. The Registrant's Current Report on Form 8-K dated November 16, 2001;

             13. The Registrant's Current Report on Form 8-K dated November 30, 2001; and

             14. The description of the Common Stock contained in a registration statement on Form 8-A (filed May 19, 1994) and as amended by the Registrant's Registration Statement on Form S-3 (Registration No. 333-44272), including any amendment or report filed for the purpose of updating such description.

             All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 subsequent to the date of the filing hereof and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.


ITEM 4.      DESCRIPTION OF SECURITIES.

             Pursuant to General Instruction E, the information required by this item is incorporated by reference to Item 4 of the Registrant's Registration Statement on Form S-8 (Reg. No. 333-36598), filed on May 9, 2000.

ITEM 5.      INTERESTS OF NAMED EXPERTS AND COUNSEL.

             Burt M. Martin, Vice President-Legal of the Registrant, is eligible to participate in the Plan and holds options to purchase 239,013 shares of Common Stock thereunder.

ITEM 6.      INDEMNIFICATION OF DIRECTORS AND OFFICERS.

             Pursuant to General Instruction E, the information required by this item is incorporated by reference to Item 6 of the Registrant's Registration Statement on Form S-8 (Reg. No. 333-36598), filed on May 9, 2000.

ITEM 7.      EXEMPTION FROM REGISTRATION CLAIMED.

             Pursuant to General Instruction E, the information required by the item is incorporated by reference to Item 7 of the Registrant's Registration Statement on Form S-8 (Reg. No. 333-36598), filed on May 9, 2000.



ITEM 8.      EXHIBITS.

             4.1     -       Amended and Restated Certificate of Incorporation
                             of the Registrant, as amended (incorporated by reference to Exhibit No. 3.1 to the Registrant's
                             Annual Report on Form 10-K for the year ended
                             December 31, 1998 (File No. 1-13086) filed March
                             30, 1999).

             4.2     -       Amended and Restated By-laws of the Registrant, as
                             amended (incorporated by reference to Exhibit No.
                             3.2 to the Registrant's Current Report on Form 8-K
                             (File 1-13086), filed June 2, 1998).

             4.3     -       Certificate of Designation of the Registrant's
                             Series A Preferred Stock, par value $1.00 per share
                             (incorporated by reference to Exhibit 3.3 to Registration Statement on Form S-3 (Reg. No.
                             333-41344)).

             4.4     -       Amended and Restated Credit Agreement dated as of
                             May 27, 1998, among EVI, Inc., EVI Oil Tools Canada
                             Ltd., Chase Bank of Texas, National Association, as
                             U.S. Administrative Agent, The Bank of Nova Scotia, as Documentation Agent and Canadian Agent, ABN AMRO
                             Bank, N.V., as Syndication Agent, and the other
                             Lenders defined therein, including the forms of Notes (incorporated by reference to Exhibit No. 4.1 to the Registrant's Current Report on Form 8-K
                             (File 1-13086) filed June 16, 1998).

             4.5     -       Indenture dated as of October 15, 1997, between
                             EVI, Inc. and The Chase Manhattan Bank, as Trustee
                             (incorporated by reference to Exhibit No. 4.13 to the Registrant's Registration Statement on Form S-3
                             (Reg. No. 333-45207)).

             4.6     -       First Supplemental Indenture dated as of October
                             28, 1997, between EVI, Inc. and The Chase Manhattan
                             Bank, as Trustee (including Form of Debenture)
                             (incorporated by reference to Exhibit 4.2 to the Registrant's Current Report on Form 8-K (File
                             1-13086) filed November 5, 1997).

             4.7     -       Registration Rights Agreement dated November 3,
                             1997, by and among EVI, Inc., Morgan Stanley & Co.
                             Incorporated, Donaldson, Lufkin & Jenrette
                             Securities Corporation, Credit Suisse First Boston
                             Corporation, Lehman Brothers Inc., Prudential
                             Securities Incorporated and Schroder & Co. Inc.
                             (incorporated by reference to Exhibit 4.3 to the Registrant's Current Report on Form 8-K (File
                             1-13086) filed November 5, 1997).

             4.8     -       Indenture dated May 17, 1996, between Weatherford
                             Enterra, Inc. and Bank of Montreal Trust Company, as Trustee (incorporated by reference to Exhibit
                             4.1 to Weatherford Enterra, Inc.'s Current Report on Form 8-K (File No. 1-7867) dated May 28, 1996).

             4.9     -       First Supplemental Indenture dated and effective as
                             of May 27, 1998, between EVI Weatherford, Inc., the successor by merger to Weatherford Enterra, Inc., and Bank of Montreal Trust Company, as Trustee
                             (incorporated by reference to Exhibit 4.1 to Weatherford Enterra, Inc.'s Current Report on Form
                             8-K (File No. 1-7867) filed June 2, 1996).

             4.10    -       Form of Weatherford Enterra, Inc.'s 7 1/4% Notes
                             due May 15, 2006 (incorporated by reference to Exhibit 4.2 to Weatherford Enterra, Inc.'s Current
                             Report on Form 8-K (File No. 1-7867) dated May 28,
                             1996).

             4.11    -       Second Supplemental Indenture dated June 30, 2000,
                             between Weatherford International, Inc. and The
                             Bank of New York, as trustee (including form of Debenture) (incorporated by reference to Exhibit
                             4.1 to the Registrant's Current Report on Form 8-K
                             (File No. 1-13086) dated June 19, 2000).

             4.12    -       Registration Rights Agreement dated June 30, 2000,
                             between Weatherford International, Inc. and Morgan
                             Stanley & Co. Incorporated (incorporated by reference to Exhibit 4.2 to the Registrant's
                             Current Report on Form 8-K dated June 19, 2000
                             (File No. 1-13086)).

             4.13    -       Registration Rights Agreement, dated as of February
                             9, 2001, between WEUS Holding, Inc. and Universal
                             Compression Holdings, Inc. (incorporated by reference to Exhibit 4.3 of the Quarterly Report on Form 10-Q of Universal Compression Holdings, Inc.
                             (File No. 001-15843) filed on February 14, 2001).

             4.14    -       Third Supplemental Indenture dated November 16,
                             2001, between Weatherford International, Inc. and
                             The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.11 to Registration Statement on Form S-3 (Reg. No. 333-73770) filed November 30,
                             2001).

             4.15    -       Credit Agreement dated April 26, 2001, among
                             Weatherford International, Inc., Weatherford
                             Eurasia Limited, Weatherford Eurasia B.V., Bank
                             One, NA, as Administrative Agent and Lender, The
                             Royal Bank of Scotland plc, as

                             Documentation Agent and Lender, Royal Bank of Canada, as Syndication Agent and Lender, ABN AMRO Bank N.V., as Syndication Agent and Lender, Banc One Capital Markets, Inc., as Lead Arranger and Sole Book Runner, and the other Lenders defined therein (incorporated by reference to Exhibit 4.4 to Registration Statement on Form S-3 (Reg. No. 333-60648) filed on May 10, 2001).

             4.16    -       Sale Agreement dated July 2, 2001, among
                             Weatherford Artificial Lift Systems, Inc.,
                             Weatherford U.S., L.P. and each of their U.S.
                             affiliates who become Originators, as Sellers, and W1 Receivables, L.P., as Purchaser (incorporated by reference to Exhibit 4.1 to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2001 (File
                             No. 1-13086)).

             4.17    -       Purchase Agreement dated July 2, 2001, among W1
                             Receivables, L.P., as Seller, Weatherford
                             International, Inc., as Servicer, and Jupiter
                             Securitization Corporation and Bank One, NA (Main
                             Office Chicago), as Agents (incorporated by reference to Exhibit 4.2 to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2001 (File
                             No. 1-13086)).

             4.18    -       Registration Rights Agreement dated November 16,
                             2001, among Weatherford International, Inc. and
                             Credit Suisse First Boston Corporation and Lehman
                             Brothers Inc., on behalf of the Initial Purchasers
                             (incorporated by reference to Exhibit 4.16 to Registration Statement on Form S-3 (Reg. No.
                             333-73770) filed on November 20, 2001).

             4.19    -       Weatherford International, Inc. 1998 Employee Stock
                             Option Plan, including form of agreement for officers.

             4.20    -       Amendment to Stock Option Programs (incorporated by
                             reference to Exhibit 4.19 to the Registrant's
                             Registration Statement on Form S-8 (Reg. No.
                             333-36598)).

             5.1     -       Opinion of Burt M. Martin, Vice President-Legal of
                             the Registrant.

             23.1    -       Consent of Burt M. Martin, Vice President-Legal of
                             the Registrant (included in Exhibit 5.1).

             23.2    -       Consent of Arthur Andersen LLP with respect to
                             Weatherford International, Inc.

             24.1    -       Powers of Attorney (included on page II-6 of this
                             Registration Statement).


ITEM 9.      UNDERTAKINGS.

             Pursuant to General Instruction E, the information required by this item is incorporated by reference to Item 9 of the Registrant's Registration Statement on Form S-8 (Reg. No. 333-36598), filed on May 9, 2000.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on January 30, 2002.

                                        WEATHERFORD INTERNATIONAL, INC.


                                        By:  /s/ Bernard J. Duroc-Danner
                                           ------------------------------------
                                                  Bernard J. Duroc-Danner
                                            President, Chief Executive Officer,
                                            Chairman of the Board and Director
                                               (Principal Executive Officer)

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints Bernard J. Duroc-Danner and Burt M. Martin, or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same and all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting said attorney-in-fact and agent, and any of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                Signature                                          Title                                    Date
                ---------                                          -----                                    ----
    /s/ Bernard J. Duroc-Danner                    President, Chief Executive Officer,                January 30, 2002
-------------------------------------               Chairman of the Board and Director
         Bernard J. Duroc-Danner                      (Principal Executive Officer)

        /s/ Lisa W. Rodriguez                           Vice President-Finance and                    January 30, 2002
-------------------------------------                           Accounting
            Lisa W. Rodriguez                      (Principal Financial and Accounting
                                                                 Officer)

        /s/ Philip Burguieres                                  Director                               January 30, 2002
-------------------------------------
            Philip Burguieres

        /s/ David J. Butters                                   Director                               January 30, 2002
-------------------------------------
            David J. Butters

        /s/ Sheldon B. Lubar                                   Director                               January 30, 2002
-------------------------------------
            Sheldon B. Lubar

        /s/ William E. Macaulay                                Director                               January 30, 2002
-------------------------------------
            William E. Macaulay

        /s/ Robert B. Millard                                  Director                               January 30, 2002
-------------------------------------
            Robert B. Millard

        /s/ Robert K. Moses, Jr.                               Director                               January 30, 2002
-------------------------------------
            Robert K. Moses, Jr.

         /s/ Robert A. Rayne                                   Director                               January 30, 2002
-------------------------------------
             Robert A. Rayne

                                  EXHIBIT INDEX

           EXHIBIT
           NUMBER                            DESCRIPTION
           -------                           -----------
             4.1             Amended and Restated Certificate of Incorporation
                             of the Registrant, as amended (incorporated by
                             reference to Exhibit No. 3.1 to the Registrant's
                             Annual Report on Form 10-K for the year ended
                             December 31, 1998 (File No. 1-13086) filed March
                             30, 1999).

             4.2 Amended and Restated By-laws of the Registrant, as amended (incorporated by reference to Exhibit No.
                             3.2 to the Registrant's Current Report on Form 8-K
                             (File 1-13086), filed June 2, 1998).

             4.3             Certificate of Designation of the Registrant's
                             Series A Preferred Stock, par value $1.00 per share
                             (incorporated by reference to Exhibit 3.3 to Registration Statement on Form S-3 (Reg. No.
                             333-41344)).

             4.4             Amended and Restated Credit Agreement dated as of
                             May 27, 1998, among EVI, Inc., EVI Oil Tools Canada
                             Ltd., Chase Bank of Texas, National Association, as
                             U.S. Administrative Agent, The Bank of Nova Scotia, as Documentation Agent and Canadian Agent, ABN AMRO
                             Bank, N.V., as Syndication Agent, and the other
                             Lenders defined therein, including the forms of Notes (incorporated by reference to Exhibit No. 4.1 to the Registrant's Current Report on Form 8-K
                             (File 1-13086) filed June 16, 1998).

             4.5             Indenture dated as of October 15, 1997, between
                             EVI, Inc. and The Chase Manhattan Bank, as Trustee
                             (incorporated by reference to Exhibit No. 4.13 to the Registrant's Registration Statement on Form S-3
                             (Reg. No. 333-45207)).

             4.6             First Supplemental Indenture dated as of October
                             28, 1997, between EVI, Inc. and The Chase Manhattan
                             Bank, as Trustee (including Form of Debenture)
                             (incorporated by reference to Exhibit 4.2 to the Registrant's Current Report on Form 8-K (File
                             1-13086) filed November 5, 1997).

             4.7             Registration Rights Agreement dated November 3,
                             1997, by and among EVI, Inc., Morgan Stanley & Co.
                             Incorporated, Donaldson, Lufkin & Jenrette
                             Securities Corporation, Credit Suisse First Boston
                             Corporation, Lehman Brothers Inc., Prudential
                             Securities Incorporated and Schroder & Co. Inc.
                             (incorporated by reference to Exhibit 4.3 to the Registrant's Current Report on Form 8-K (File
                             1-13086) filed November 5, 1997).

             4.8             Indenture dated May 17, 1996, between Weatherford
                             Enterra, Inc. and Bank of Montreal Trust Company, as Trustee (incorporated by reference to Exhibit
                             4.1 to Weatherford Enterra, Inc.'s Current Report on Form 8-K (File No. 1-7867) dated May 28, 1996).

             4.9 First Supplemental Indenture dated and effective as of May 27, 1998, between EVI Weatherford, Inc., the successor by merger to Weatherford Enterra, Inc., and Bank of Montreal Trust Company, as Trustee
                             (incorporated by reference to Exhibit 4.1 to Weatherford Enterra, Inc.'s Current Report on Form
                             8-K (File No. 1-7867) filed June 2, 1996).

             4.10 Form of Weatherford Enterra, Inc.'s 7 1/4% Notes due May 15, 2006 (incorporated by reference to Exhibit 4.2 to Weatherford Enterra, Inc.'s Current
                             Report on Form 8-K (File No. 1-7867) dated May 28,
                             1996).

             4.11 Second Supplemental Indenture dated June 30, 2000, between Weatherford International, Inc. and The
                             Bank of New York, as trustee (including form of Debenture) (incorporated by reference to Exhibit
                             4.1 to the Registrant's Current Report on Form 8-K
                             (File No. 1-13086) dated June 19, 2000).

             4.12 Registration Rights Agreement dated June 30, 2000, between Weatherford International, Inc. and Morgan
                             Stanley & Co. Incorporated (incorporated by reference to Exhibit 4.2 to the Registrant's
                             Current Report on Form 8-K dated June 19, 2000
                             (File No. 1-13086)).

             4.13            Registration Rights Agreement, dated as of February
                             9, 2001, between WEUS Holding, Inc. and Universal
                             Compression Holdings, Inc. (incorporated by reference to Exhibit 4.3 of the Quarterly Report on Form 10-Q of Universal Compression Holdings, Inc.
                             (File No. 001-15843) filed on February 14, 2001).

             4.14            Third Supplemental Indenture dated November 16,
                             2001, between Weatherford International, Inc. and
                             The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.11 to Registration Statement on Form S-3 (Reg. No. 333-73770) filed November 30,
                             2001).

             4.15            Credit Agreement dated April 26, 2001, among
                             Weatherford International, Inc., Weatherford
                             Eurasia Limited, Weatherford Eurasia B.V., Bank
                             One, NA, as Administrative Agent and Lender, The
                             Royal Bank of Scotland plc, as Documentation Agent and Lender, Royal Bank of Canada, as Syndication
                             Agent and Lender, ABN AMRO Bank N.V., as
                             Syndication Agent and Lender, Banc One Capital
                             Markets, Inc., as Lead Arranger and Sole Book
                             Runner, and the other Lenders defined therein
                             (incorporated by reference to Exhibit 4.4 to Registration Statement on Form S-3 (Reg. No.
                             333-60648) filed on May 10, 2001).

             4.16            Sale Agreement dated July 2, 2001, among
                             Weatherford Artificial Lift Systems, Inc.,
                             Weatherford U.S., L.P. and each of their U.S.
                             affiliates who become Originators, as Sellers, and W1 Receivables, L.P., as Purchaser (incorporated by reference to Exhibit 4.1 to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2001 (File
                             No. 1-13086)).

             4.17            Purchase Agreement dated July 2, 2001, among W1
                             Receivables, L.P., as Seller, Weatherford
                             International, Inc., as Servicer, and Jupiter
                             Securitization Corporation and Bank One, NA (Main
                             Office Chicago), as Agents (incorporated by reference to Exhibit 4.2 to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2001 (File
                             No. 1-13086)).

             4.18            Registration Rights Agreement dated November 16,
                             2001, among Weatherford International, Inc. and
                             Credit Suisse First Boston Corporation and Lehman
                             Brothers Inc., on behalf of the Initial Purchasers
                             (incorporated by reference to Exhibit 4.16 to Registration Statement on Form S-3 (Reg. No.
                             333-73770) filed on November 20, 2001).

             4.19            Weatherford International, Inc. 1998 Employee Stock
                             Option Plan, including form of agreement for officers.

             4.20 Amendment to Stock Option Programs (incorporated by reference to Exhibit 4.19 to the Registrant's
                             Registration Statement on Form S-8 (Reg. No.
                             333-36598)).

             5.1 Opinion of Burt M. Martin, Vice President-Legal of the Registrant.

             23.1 Consent of Burt M. Martin, Vice President-Legal of the Registrant (included in Exhibit 5.1).

             23.2            Consent of Arthur Andersen LLP with respect to
                             Weatherford International, Inc.

             24.1 Powers of Attorney (included on page II-6 of this Registration Statement).